UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2009

TEPPCO PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-10403	76-0291058
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

1100 Louisiana, Suite 1600, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code:  (713) 381-3636

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

The unaudited condensed consolidated balance sheet of Texas Eastern Products Pipeline Company, LLC (“TEPPCO GP”) as of June 30, 2009 is filed herewith as Exhibit 99.1 and is incorporated herein by reference.  TEPPCO GP is the general partner of TEPPCO Partners, L.P.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
99.1	Unaudited Condensed Consolidated Balance Sheet of TEPPCO GP as of
June 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEPPCO PARTNERS, L.P.

By: Texas Eastern Products Pipeline Company, LLC, its General Partner

Date: August 10, 2009	By:	/s/ Tracy E. Ohmart
	Name:	Tracy E. Ohmart
	Title:	Acting Chief Financial Officer, Controller,
Assistant Treasurer and Assistant Secretary

Exhibit Index

Exhibit No.	Description
99.1	Unaudited Condensed Consolidated Balance Sheet of TEPPCO GP as of
June 30, 2009.